ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO SHAREHOLDER (Tables)	12 Months Ended
Dec. 31, 2025
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO SHAREHOLDER
Schedule of accumulated other comprehensive income (loss) attributable to shareholder

		Defined
	Cash flow hedges[1]	benefit plans	Total

Balance as of December 31, 2022	$(26.3)	$9.6	$(16.7)
Other comprehensive income	5.6	4.7	10.3
Balance as of December 31, 2023	(20.7)	14.3	(6.4)
Other comprehensive (loss) income	(71.8)	16.8	(55.0)
Balance as of December 31, 2024	(92.5)	31.1	(61.4)
Other comprehensive income	67.5	17.6	85.1
Balance as of December 31, 2025	$(25.0)	$48.7	$23.7
1	No significant amount is expected to be reclassified in income over the next 12 months in connection with derivatives designated as cash flow hedges. The balance is expected to reverse over a 9-year period.